SUBSCRIPTON AGREEMENT

This agreement is dated September 23, 2013 between the undersigned (“Buyer”) and Biolase, Inc., a Delaware corporation having a principal place of business at 4 Cromwell, Irvine, California 92618 (“Seller”), whereby the parties agree as follows:

The Buyer shall buy and the Seller agrees to sell that number of shares of Seller’s common stock (the “Shares”) set forth below at a price of $1.86 per share.

Buyer represents to Seller that Buyer is not a registered broker-dealer or member of FINRA or an affiliate of any of the foregoing.

The Shares have been registered on Form S-3, File No. 333-190158, which registration statement has been declared effective by the Securities and Exchange Commission and will be effective on the delivery date of the Shares. Within 3 business days of the date hereof, the Buyer shall wire transfer its subscription amount set forth below (the “Funds”) to the master escrow account of the escrow agent (the “Escrow Agent”), as further provided in the Escrow Agreement between the Seller and Northland Securities, Inc. (the “Placement Agent”) attached hereto as Exhibit A. The Seller shall cause the Shares to be delivered to the Buyer via DTC’s Deposit Withdrawal Agent Commission (“DWAC”) system to the account noted below. Seller agrees to file a prospectus supplement on Form 424(b)(2) or equivalent form regarding the sale of the Shares to Buyer prior to the funding. The parties hereby acknowledge and agree that delivery of the Shares into Buyer’s designated DTC account via the DWAC system is a material term of this agreement and time is of the essence. In the event that the Shares are not in Buyer’s DTC account via DWAC and the prospectus supplement is not delivered to Buyer within 3 Trading Days after the date hereof, then Buyer shall have the right to demand, by notice, that Escrow Agent return the Funds to an account indicated by Buyer, upon which the Buyer shall promptly return the Shares to the Company.

SELLER:

BIOLASE, INC.

By: /s/ Federico Pignatelli
Name: Federico Pignatelli
Title: CEO
BUYER:

By: /s/ Stephen R. Du Bois
Name: Stephen R. Du Bois
Title: Managing Member, Camber Capital Management LLC

Address for Notices: 101 Huntington Ave., Suite 2550, Boston, MA 02199

Number of Shares: 2,688,172
Total Subscription Amount: $4,999,999.92

DWAC Instructions:
Broker:
Account:
Other Information: